                                                                                               EXHIBIT 10.4

HSBC Bank USA, National Association
    452 Fifth Avenue
    New York, NY  10018
    Fax: (212) 525-5517

Date:                      October 9, 2007

To:                        LaSalle Bank National Association, not in its individual capacity but solely in its capacity as Trustee for the benefit of the RAAC Series 2007-SP3 Trust

                           135 South LaSalle Street, Suite
                           1511                                                            Chicago, IL
                           60603
                           Attn: Global Securities and Trust Services, RAAC Series 2007-SP3

Attention:                 RAAC Series 2007-SP3 Trust
Telephone no.:             (312) 992-2834
Facsimile no.:             (312) 904-1368

Cc:                        Dimitrios Kostopolous

Our Reference:             Global No. 487444HN/DRAFT

Re:      Interest Rate Cap Transaction

Ladies and Gentlemen:

The purpose of this letter  agreement is to set forth the terms and conditions of the  transaction  entered into  between  HSBC Bank USA,  National  Association  ("Party A") and RAAC Series  2007-SP3  Trust,  acting through  LaSalle Bank National  Association,  not in its individual  capacity but solely as Trustee for the benefit of RAAC Series  2007-SP3 Trust ("Party B") on the Trade Date specified  below (the  "Transaction").
This letter agreement constitutes a "Confirmation" as referred to in the Agreement specified below.

The definitions and provisions  contained in the 2006 ISDA Definitions (the  "Definitions") as published by the  International  Swaps and Derivatives  Association,  Inc. are incorporated by reference  herein. In the event of any inconsistency  between the Definitions and this  Confirmation,  this Confirmation will govern.
For purposes of this  Transaction,  any capitalized  and undefined  terms contained  herein (other than the capitalized  terms the  definitions  of which are  contained  in the  Definitions)  shall have the meanings ascribed to them in the Pooling and  Servicing  Agreement  dated as of September 1, 2007 (the  "Pooling and
Servicing   Agreement")   relating  to  the  RAAC  Series  2007-SP3  Mortgage   Asset-Backed   Pass-Through
Certificates, Series 2007-SP3, which is hereby incorporated by reference into this Confirmation.

1.       This Confirmation evidences a complete and binding agreement between Party A and Party B as to the terms of the Transaction to which this Confirmation relates. This Confirmation, together with all other documents referring to the ISDA Form, as defined below, confirming the
         Transaction entered into between us shall supplement, form a part of, and be subject to an agreement in the form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA
         Form") (as may be amended, modified or supplemented from time to time, the "Agreement") as if we had executed an agreement on the Trade Date of the first such Transaction between us in such form, with the Schedule thereto specifying only that (a) the governing law is the laws of the
         State of New York,  and (b) the Termination Currency is U.S. Dollars.  In the event of any inconsistency between the terms of this Confirmation and the terms of the Agreement, this
         Confirmation will prevail for the purpose of this Transaction.

2.       The terms of the particular Transaction to which this Confirmation relates are as follows:

         Notional Amount:                              With  respect  to  any  Calculation   Period  during
                                                       which  the  Reference   Transaction   has  not  been
                                                       terminated,  the  lesser,  if any, of (A) the amount
                                                       set forth on  Schedule  A  attached  hereto  and (B)
                                                       the outstanding  aggregate  principal balance of the
                                                       Class  A  Certificates   and  Class  M  Certificates
                                                       immediately  prior  to  the  related  Floating  Rate
                                                       Payer  Period  End  Date.  Party  A will  be able to
                                                       access the outstanding  aggregate  principal balance
                                                       of the  Class  A and  Class M  Certificates  via the
                                                       Trustee's              internet              website
                                                       http://www.etrustee.net;  "RAAC SERIES  2007-SP3" as
                                                       the deal. This  information  will be posted at least
                                                       5 Business Days prior to the related Payment Date.

         Trade Date:                                 September 28, 2007

         Effective Date:                             October 25, 2007

         Termination Date:                           September 25, 2013, subject to adjustment in
                                                     accordance with the Following Business Day Convention

Fixed Amounts:

         Fixed Amount Payer:                         Party B

         Fixed Amount:                               USD 195,000.00

         Fixed Rate Payer
         Payment Dates:                              October 9, 2007, subject to adjustment in accordance
                                                     with the Following Business Day Convention

Floating Amounts:

         Floating Rate Payer:                        Party A

         Floating Rate Payer
         Period End Dates:                           The 25th calendar day of each month of each year,
                                                     commencing November 25, 2007, through and including
                                                     the Termination Date, subject to adjustment in
                                                     accordance with the Following Business Day Convention

         Floating Rate Payer
         Payment Dates:                              Early Payment - Two Business Days prior to each
                                                     Floating Rate Payer Period End Date

         Floating Rate Option:                       USD-LIBOR-BBA

         Cap Rate:                                   With respect to any Calculation Period, as set forth
                                                     in Schedule A, which is attached hereto and
                                                     incorporated by reference into this Confirmation

         Designated Maturity:                        One month

         Spread:                                     None

         Floating Rate Day
         Count Fraction:                             Actual/360

         Floating Rate for initial
         Calculation Period:                         To be determined

         Reset Dates:                                The first Business Day in each Calculation Period.

         Compounding:                                Not applicable

              Business Days:                         New York

3.       ACCOUNT DETAILS:

         Payments to Party A:       HSBC Bank USA, National Association
                                                       ABA # 021-001-088
                                                       For credit to Department 299
                                                       A/C: 000-04929-8
                                                       HSBC Derivative Products Group

         Payments to Party B:       LaSalle Bank
                                    ABA # 071000505
                                    LaSalle CHGO/CTR/BNF:/LaSalle Trust
                                    Account # 725054.3
                                    Attn: RAAC 2007-SP3 Yield Maintenance

4.       OFFICES:

         The Office for Party A for this Transaction is New York, NY.

         The Office of Party B for this Transaction is Chicago, IL.

5.       CALCULATION AGENT:                 Party A

6.       REPRESENTATIONS.

Each  party  will be  deemed to  represent  to the  other  party on the date on which it  enters  into this
Transaction  that  (absent a written  agreement  between the parties  that  expressly  imposes  affirmative obligations to the contrary for this Transaction):-

(i)        NON-RELIANCE.  It is acting for its own account,  and it has made its own independent  decisions to enter into this  Transaction  and as to whether this  Transaction  is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed  necessary.  It is not relying on any  communication  (written or oral) of the other party as  investment  advice or as a  recommendation  to enter into this  Transaction;  it being understood that  information and explanations  related to the terms and conditions of this Transaction  shall not be considered  investment advice or a recommendation to enter into this  Transaction.  No  communication  (written or oral) received from the other party shall be deemed to be an  assurance  or  guarantee as to the  expected  results of this  Transaction.  Notwithstanding  the foregoing,  the parties  agree that LaSalle  Bank  National  Association  has  executed  this  Confirmation pursuant to the direction received by it pursuant to the Pooling and Servicing Agreement.

(ii)       ASSESSMENT AND  UNDERSTANDING.  It is capable of assessing the merits of and  understanding  (on its own behalf or through  independent  professional  advice),  and  understands  and  accepts,  the terms, conditions and risks of this Transaction.  It is also capable of assuming,  and assumes,  the risks of this
Transaction.  Notwithstanding the foregoing,  the parties agree that the LaSalle Bank National  Association has  executed  this  Confirmation  pursuant  to the  direction  received  by it pursuant to the Pooling and
Servicing Agreement.

(iii)      STATUS OF PARTIES. The other party is not acting as a fiduciary for, or an adviser to it in respect of this Transaction/

(iv)       PARI PASSU:  Party A represents that its obligations under this Confirmation rank pari passu with all of its other unsecured, unsubordinated obligations except those obligations preferred by operation of law.

7.       ISDA FORM.

(a)      "Specified Entity" means, in relation to Party A, for the purpose of Section 5(a)(v), Section
5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

(b)       "Specified Entity" means, in relation to Party B, for the purpose of Section 5(a)(v), Section
5(a)(vi), Section 5(a)(vii) and Section 5(b)(iv): Not Applicable.

(c)      "Specified Indebtedness" will have the meaning specified in Section 14 of the ISDA Form, provided that Specified Indebtedness shall not include deposits received in the course of a party's ordinary banking business.

(d)      "Specified Transaction" will have the meaning specified in Section 14 of the ISDA Form.

(e)      "Threshold Amount" means, with respect to Party A (or its Credit Support Provider), 3% of shareholders' equity as described in its most recently published audited financial statement or its equivalent in any currency.

(f)      Sections 5(a)(ii), 5(a)(iii), 5(a)(iv); and 5(a)(vi) of the ISDA Form will not apply to Party B;
provided that Section 5(a)(iii) of the ISDA Form shall apply to Party B to the extent that Party B fails to return a Return Amount under the Credit Support Annex.  With respect to Party A and Party B, the provisions of Section 5(a)(v) of the ISDA Form will not apply.

(g)      Section  5(a)(vi) of the ISDA Form "Cross Default"  applies to Party A, provided,  however,  that, notwithstanding  the  foregoing,  an Event of Default shall not occur under either (i) or (ii) above if (A)
(I) the default,  or other similar event or condition  referred to in (1) or the failure to pay referred to in (2) is a failure to pay or deliver  caused by an error or omission of an  administrative  or operational nature,  and (II) funds or the asset to be delivered  were available to such party to enable it to make the relevant  payment or delivery  when due and (III) such  payment or delivery is made within  three (3) Local
Business Days following  receipt of written notice from an interested  party of such failure to pay, or (B)
such party was precluded from paying, or was unable to pay, using reasonable  means,  through the office of the party through  which it was acting for purposes of the relevant  Specified  Indebtedness,  by reason of force majeure, act of State, illegality or impossibility.

(h)      Section  5(a)(vii) of the ISDA Form applies to Party A and Party B;  provided that with respect to
Party B, clauses (2),  (7) and (9) will not be  applicable  as an Event of Default to the extent such event relates to nonpayment of  indebtedness  other than that of the related class of Notes;  clause (4) will not apply to Party B to the extent that it refers to  proceedings  or  petitions  instituted  or  presented  by
Party A or any of its  Affiliates;  clause  (6) will not apply to Party B to the  extent  that it refers to
(i) any appointment  that is contemplated or effected by the Transaction  Documents or (ii) any appointment that  Party B has not  become  subject  to);  clause  (8) will not apply to Party B to the  extent  that it applies  to  Sections  5(a)(vii)(2)(4)(6),  and (7) of the  ISDA  Form  (except  to the  extent  that  such provisions are not disapplied with respect to Party B.

(i)      The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the ISDA Form will not apply to
Party A or Party B.

(j)      The "Automatic Early Termination" provision of Section 6(a) of the ISDA Form will not apply to
Party A or Party B.

(k)      The "Tax Event Upon Merger" provisions of Section 5(b)(iii) of the ISDA Form will apply, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax
Event upon Merger in respect of which it is the Affected Party.

(l)      Section 6(b)(ii) of the ISDA Form will apply; provided that the words "or if a Tax Event Upon
Merger occurs and the Burdened Party is the Affected Party" shall be deleted.

(m)      The ISDA Form will be governed by, and construed in accordance with, the laws of the State of
New York without reference to its conflict of laws provisions (except for Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(n)      The phrase "Termination Currency" means United States Dollars.

(o)      For the purpose of Section 6(e) of the ISDA Form:

                  (i)      Market  Quotation  will  apply  and the  Second  Method  will  apply;  provided, however,  with respect to an early  termination in which Party A is the Defaulting  Party or sole Affected  Party in respect of an Additional  Termination  Event or Tax Event Upon
                  Merger,  notwithstanding  Section 6 of the ISDA Form the following amendment to Agreement set forth in paragraphs (i) to (ix) below shall apply:

                  For the purposes of Section  6(d)(i) of the ISDA Form,  Party B's obligation with respect to the  extent  of  information  to be  provided  with its  calculations  is  limited  to information  Party B has  already  received  in writing  which Party B is able to release without breaching any contractual  obligations or the provisions of any law applicable to
                  Party B.

                  The definition of "Market Quotation" shall be deleted in its entirety and replaced with the following:

                  "Market  Quotation"  means, with respect to one or more Terminated  Transactions,  a Firm
                  Offer which is (1) made by a Reference Market-maker that is an Eligible Replacement,  (2)
                  for an amount that would be paid to Party B (expressed as a negative  number) or by Party
                  B (expressed as a positive number) in  consideration of an agreement  between Party B and such Reference  Market-maker to enter into a transaction (the "Replacement  Transaction")
                  that would have the effect of  preserving  for such party the economic  equivalent of any payment or delivery  (whether the  underlying  obligation  was absolute or contingent and assuming the  satisfaction of each applicable  condition  precedent) by the parties under
                  Section  2(a)(i)  in  respect  of such  Terminated  Transactions  or group of  Terminated
                  Transactions  that would, but for the occurrence of the relevant Early  Termination Date, have been required  after that Date, (3) made on the basis that Unpaid Amounts in respect of the Terminated  Transaction or group of Transactions  are to be excluded but,  without limitation,  any payment or delivery that would,  but for the relevant Early  Termination
                  Date, have been required (assuming  satisfaction of each applicable  condition precedent)
                  after  that  Early  Termination  Date is to be  included  and (4)  made in  respect  of a
                  Replacement  Transaction  with terms  substantially  the same as those of this  Agreement
                  (save for the exclusion of provisions  relating to  Transactions  that are not Terminated
                  Transactions)."

                  (ii)     The  definition  of  "Settlement  Amount"  shall be deleted in its  entirety and replaced with the following:

                  "Settlement  Amount"  means,  with respect to any Early  Termination  Date, an amount (as determined by Party B in accordance  with the Pooling and Servicing  Agreement)  equal to the Termination  Currency  Equivalent of the amount (whether positive or negative) of any
                  Market  Quotation  for  the  relevant  Terminated  Transaction  or  group  of  Terminated
                  Transactions  that is accepted by Party B in  accordance  with the Pooling and  Servicing
                  Agreement so as to become legally binding, provided that:

                           (a) if, on or prior to such Early  Termination  Date, a Market Quotation for the
                           relevant  Terminated   Transaction  or  group  of  Terminated   Transactions  is
                           accepted by Party B so as to become legally  binding,  the Termination  Currency
                           Equivalent  of  the  amount  (whether  positive  or  negative)  of  such  Market
                           Quotation;

                           (b) if, on such Early  Termination  Date,  no Market  Quotation for the relevant
                           Terminated  Transaction  or group of  Terminated  Transactions  is  accepted  by
                           Party B so as to become legally  binding and one or more Market  Quotations have been  communicated  to Party B and remain  capably of becoming  legally  binding upon  acceptance by Party B, the Termination  Currency  Equivalent of the amount
                           (whether positive or negative) of the lowest of such Market Quotation;

                           (c) if, on such Early  Termination  Date,  no Market  Quotation for the relevant
                           Terminated  Transaction  or group of  Terminated  Transactions  is  accepted  by
                           Party B so as to  become  legally  binding  and no Market  Quotations  have been communicated  to Party B and remain  capable of becoming  legally  binding  upon acceptance  by Party B,  Party  B's  Loss  (whether  positive  or  negative  and without  reference to Unpaid  Amounts) for the relevant  Terminated  Transaction or group of Terminated Transactions; and

                           (d) At any time on or  before  the Early  Termination  Date at which two or more
                           Market  Quotations  have been  communicated  to Party B and  remain  capable  of becoming  legally  binding upon acceptance by Party B, Party B shall be entitled to accept  only the  lowest of such  Market  Quotations  (for the  avoidance  of doubt,  (i) a Market  Quotation  expressed as a negative  number is lower than a
                           Market  Quotation  expressed  as a  positive  number  and (ii) the  lower of two
                           Market  Quotations  expressed  as  negative  numbers is the one with the largest absolute value).

                  (iii)    For the purpose of  sub-paragraph  (4) of the  definition  of Market  Quotation,
                  Party B shall  determine  in its sole  discretion  in  accordance  with the  Pooling  and
                  Servicing Agreement,  acting in a commercially reasonable manner, whether a Firm Offer is made in respect of a Replacement  Transaction  with commercial  terms  substantially  the same as those of this  Agreement  (save  for the  exclusion  of  provisions  relating  to
                  Transactions that are not Terminated Transactions).

                  (iv)     If Party B  requests  Party A in writing to obtain  Market  Quotations,  Party A shall use its reasonable efforts to do so before the Early Termination Date.

                  (v)      If the Settlement  Amount is a negative number,  Section  6(e)(i)(3) of the ISDA
                  Form shall be deleted in its entirety and replaced with the following:

                  "SECOND METHOD AND MARKET  QUOTATION.  If Second Method and Market  Quotation  apply, (1)
                  Party B shall  pay to Party A an amount  equal to the  absolute  value of the  Settlement
                  Amount in respect of the  Terminated  Transactions,  (2) Party B shall pay to Party A the
                  Termination  Currency  Equivalent of the Unpaid  Amounts owing to Party A and (3) Party A shall pay to Party B the Termination  Currency  Equivalent of the Unpaid Amounts owing to
                  Party B,  provided  that,  (i) the  amounts  payable  under  clauses (2) and (3) shall be subject  to  netting  in  accordance  with  Section  2(c)  of  this  Agreement  and  (ii)
                  notwithstanding  any other  provision of this  Agreement,  any amount  payable by Party A under  clause (3) shall not be  netted-off  against  any amount  payable by Party B under clause (1)."

(p)      Multibranch Party.  For the purpose of Section 10(c) of the ISDA Form: (a) Party A is not a
Multibranch Party; and (b) Party B is not a Multibranch Party.

(q)      Credit Support Document.  Initially with respect to Party A, a Credit Support Annex and any guaranty in support of Party A's obligations. With respect to Party B, a Credit Support Annex, but only with respect to Paragraph 3(b) of such Credit Support Annex.

(r)      Credit Support Provider.  In relation to Party A: Not Applicable. In relation to Party B: Not
Applicable.

(s)      Section 12(a)(ii) of the ISDA Form is deleted in its entirety.

(t)      Party A may assign or transfer its rights and obligations hereunder to any entity pursuant to
Section 9 of this Agreement.  This Transaction shall not be amended or modified pursuant to Section 9(b)
of the ISDA Form unless the Rating Agency Condition is satisfied.

(u)      Notwithstanding  any  provision of this  Transaction  or any other  existing or future  agreement, each  party  irrevocably  waives  any and all  rights  it may have to set off,  net,  recoup  or  otherwise withhold or suspend or condition  payment or performance  of any obligation  between it and the other party hereunder  against  any  obligation  between  it and the  other  party  under  any  other  agreements.  The provisions  for Set-off set forth in Section  6(e) of the  Agreement  shall not apply for  purposes of this
Transaction.

8.       LIMITATION OF LIABILITY.

         Notwithstanding  anything  herein to the contrary,  it is expressly  understood  and agreed by the parties hereto that (a) this  Confirmation  is executed and delivered by LaSalle Bank National  Association
("LaSalle  Bank"),  not  individually  or  personally,  but solely as Trustee of the RAAC  Series  2007-SP3
Trust,  in the  exercise  of the  powers  and  authority  conferred  and  vested  in it,  (b)  each  of the representations,  undertakings and agreements  herein made on the part of the RAAC Series 2007-SP3 Trust is made and intended  not as personal  representations,  undertakings  and  agreements  by LaSalle Bank but is made and  intended  for the purpose of binding  only the RAAC Series  2007-SP3  Trust,  (c) nothing  herein contained  shall be construed as creating any liability on LaSalle Bank,  individually  or  personally,  to perform any covenant  either  expressed or implied  contained  herein,  all such  liability,  if any, being expressly  waived by the  parties  hereto  and by any Person  claiming  by,  through  or under the  parties hereto;  provided that nothing in this paragraph  shall relieve LaSalle Bank from performing its duties and obligations  under the Pooling and Servicing  Agreement in  accordance  with the standard of care set forth therein,  and (d) under no  circumstances  shall LaSalle Bank be  personally  liable for the payment of any indebtedness  or expenses of the RAAC Series  2007-SP3  Trust or be liable for the breach or failure of any obligation,  representation,  warranty or covenant  made or undertaken  by the RAAC Series  2007-SP3  Trust under this Confirmation or any other related documents.

9.       ADDITIONAL PROVISIONS.

         (I)  DOWNGRADE OF PARTY A. If a Ratings  Event (as defined  below)  shall occur and be  continuing with  respect to Party A, Party A shall (A) within 5 Business  Days of such Ratings  Event,  give notice to
Party B of the occurrence of such Ratings  Event,  and (B) (x) within 30 calendar days after the occurrence of a Ratings  Event with  respect to Fitch or, (y) within 10 Business  Days with respect to Party A (or its
Credit  Support  Provider)  that is a Financial  Institution  with respect to S&P;  either (i) transfer (at its own cost) Party A's rights and obligations  hereunder to another party,  subject to satisfaction of the
Rating Agency  Condition (as defined  below),  (ii) post Eligible  Collateral in accordance with the Credit
Support  Annex  attached  hereto and made a part  hereof or (iii)  obtain a guaranty  which  satisfies  the
Rating Agency  Condition.  Party A's obligations to find a transferee,  to post Eligible  Collateral  under such  Credit  Support  Annex or obtain a  guarantor  shall  remain in effect  only for so long as a Ratings
Event is  continuing  with  respect to Party A. For the purpose  hereof,  a "Ratings  Event" shall occur in that event that (1) Party A's (or its Credit Support  Provider's)  short-term  unsecured and unsubordinated debt rating is reduced  below  "A-1" by Standard & Poor's  Ratings  Service  ("S&P") (or if its  short-term rating is not available by S&P, in the event that its long-term  unsecured and  unsubordinated  debt rating is  reduced  below  "A+" by S&P) and with  respect to Party A (or its  Credit  Support  Provider)  (1) such entity is a Financial  Institution (an "S&P Approved  Ratings  Downgrade") or (2) its short-term  unsecured and  unsubordinated  debt rating is reduced  below "F1" by Fitch,  Inc.  ("Fitch")  (or, if its  short-term rating is not available by Fitch, its long-term  unsecured and  unsubordinated  debt rating is withdrawn or reduced  below "A" by Fitch;  or (iii) if Party A fails to satisfy the  Moody's  Downgrade  provisions  set forth in Section 9(ii) hereof.

If an S&P  Required  Rating  Downgrade  (as defined  below) shall occur and be  continuing  with respect to
Party A, Party A shall within 2 Business  Days of such S&P Required  Rating  Downgrade,  (A) give notice to
Party B of the  occurrence of such S&P Required  Rating  Downgrade,  and (B) within 10 Business Days of the occurrence of such S&P Required  Ratings  Downgrade,  comply with the terms of the Credit Support Annex and
(C) within 60 days of the date of the S&P Required  Ratings  Downgrade,  in addition to posting  collateral pursuant  to the Credit  Support  Annex (i)  transfer  (at its own cost)  Party A's rights and  obligations hereunder  to another  party,  subject to  satisfaction  of the Rating  Agency  Condition  or (ii) obtain a guaranty of its  obligations  hereunder  from  another  party,  subject to the  satisfaction  of the Rating
Agency  Condition,  and such  guaranty  shall  remain in effect only for so long as a S&P  Required  Rating
Downgrade  is  continuing  with  respect  to  Party A.  For the  purpose  hereof,  a "S&P  Required  Rating
Downgrade"  shall occur with respect to Party A (or its Credit  Support  Provider)  (x) if such entity is a
Financial  Institution,  its the short-term senior unsecured deposit rating is withdrawn by S&P or cease to be at least "A-2" (or if its  short-term  rating is not  available by S&P, in the event that its  long-term unsecured  and  unsubordinated  debt rating is cease to be at least  "BBB+" by S&P) or (y) with  respect to
Party A (or its Credit  Support  Provider) if such entity is not a Financial  Institution,  at any time its short-term  senior  unsecured  deposit  rating is  withdrawn or reduced  below "A-1" (or if its  short-term rating is not available by S&P, in the event that its long-term  unsecured and  unsubordinated  debt rating is cease to be at least "A+" by S&P).

         "Financial  Institution" means a bank,  broker/dealer,  insurance company,  structured  investment vehicle or derivative product company.

         "Rating Agency Condition" means, with respect to any action taken or to be taken, a condition that is satisfied when S&P, Moody's and Fitch have confirmed in writing that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating
Agency to the Certificates

          (II)  MOODY'S DOWNGRADE PROVISIONS.

                  (A)      Moody's  First  Rating  Trigger  Collateral.  For purposes of this  section,  if
                  Party A has failed to comply  with or  perform  any  obligation  to be  complied  with or performed  by Party A in  accordance  with the  Credit  Support  Annex  from time to time entered into  between  Party A and Party B in relation to this  Agreement  and either (x)
                  the Moody's  Second Rating  Trigger  Requirements  do not apply or (y) less than 30 Local
                  Business  Days have  elapsed  since  the last  time the  Moody's  Second  Rating  Trigger
                  Requirements  did not apply,  such failure by Party A to comply with the  provisions  set forth above shall constitute an Additional  Termination  Event for which Party A shall be the sole Affected Party.

                  (B)      Moody's   Second  Rating  Trigger   Replacement.   It  shall  be  an  Additional
                  termination  Event with  respect  to Party A as sole  Affected  Party if (x) the  Moody's
                  Second  Rating  Trigger  Requirements  apply  and 30 or more  Local  Business  Days  have elapsed  since the last time the  Moody's  Second  Rating  Trigger  Requirements  did not
                  apply  and (y) (i) at  least  one  Eligible  Replacement  has  made a Firm  Offer  (which remains capable of becoming  legally  binding upon  acceptance) to be the transferee of a transfer  to be made in  accordance  with Part  5(m)(ii)  below  and/or (ii) at least one entity with the  Moody's  First  Trigger  Required  Ratings has made a Firm Offer  (which remains  capable of becoming  legally  binding upon acceptance by the offeree) to provide an  Eligible  Guarantee  in respect of all of Party A's  present  and future  obligations under this Agreement.

                  For the purpose of sub-paragraph (B) and (C) above:

                  "Eligible  Guarantee" means an unconditional  and irrevocable  guarantee that is provided by a guarantor  as principal  debtor  rather than surety and is directly  enforceable  by
                  Party B, where either (A) a law firm has given a legal  opinion  confirming  that none of the  guarantor's  payments to Party B under such guarantee will be subject to withholding for Tax or (B) such guarantee  provides  that, in the event that any of such  guarantor's payments to Party B are subject to  withholding  for tax,  such  guarantor is required to pay such  additional  amount as is  necessary  to  ensure  that the net  amount  actually received  by Party B (free and clear of any  withholding  tax) will equal the full amount
                  Party B would have received had no such withholding been required.

                  "Eligible  Replacement"  means an entity A (i) with the Moody's  First  Trigger  Required
                  Ratings or (ii) whose  present  and future  obligations  owing to Party B are  guaranteed pursuant  to an  Eligible  Guarantee  provided  by a  guarantor  with the  Moody's  First
                  Trigger  Required  Ratings and (B) with a short-term  unsecured and  unsubordinated  debt rating of at least "A-1" by S&P (or if its  short-term  rating is not  available  by S&P, in the event that its  long-term  unsecured  and  unsubordinated  debt rating is at least
                  "A+" by S&P) and with  short-term  unsecured and  unsubordinated  debt rating of at least
                  "F1" by Fitch.

                  "Firm Offer" means an offer which,  when made,  was capable of becoming  legally  binding upon acceptance.

                  "Moody's  Short-term  Rating"  means a rating  assigned by Moody's  under its  short-term rating scale in respect of an entity's  short-term,  unsecured  and  unsubordinated  debt obligations.

                  "Relevant  Entities"  means  Party A and any  guarantor  under an Eligible  Guarantee  in respect of all of Party A's present and future obligations under this Agreement.

                  An entity shall have the "Moody's First Trigger  Required  Ratings" (x) where such entity is the  subject of a Moody's  Short-term  Rating,  if such  rating is  "Prime-1"  and its long-term,  unsecured and unsubordinated debt or counterparty  obligations are rated "A2"
                  or  above  by  Moody's  and (y)  where  such  entity  is not  the  subject  of a  Moody's
                  Short-term Rating, if its long-term,  unsecured and  unsubordinated  debt or counterparty obligations are rated "A1" or above by Moody's.

                  The  "Moody's  Second  Rating  Trigger  Requirements"  shall apply so long as no Relevant
                  Entity has the Second Trigger Required Ratings.

                  An entity  shall  have the  "Moody's  Second  Trigger  Required  Ratings"  (x) where such entity is the subject of a Moody's  Short-term  Rating,  if such rating is  "Prime-2"  or above and its long-term,  unsecured and  unsubordinated  debt  obligations are rated "A3"
                  or  above  by  Moody's  and (y)  where  such  entity  is not  the  subject  of a  Moody's
                  Short-term Rating, if its long-term,  unsecured and  unsubordinated  debt obligations are rated "A3" or above by Moody's.

                  So long as the Moody's  Second Rating  Trigger  Requirements  apply,  Party A will at its own cost use  commercially  reasonable  efforts  to, as soon as  reasonably  practicable, procure  either (x) an  Eligible  Guarantee  in respect of all of Party A's  present  and future  obligations  under this  Agreement to be provided by a guarantor with the Moody's
                  First Trigger  Required  Ratings and/or the Moody's Second  Trigger  Required  Ratings or
                  (y) a transfer in accordance with Section 9(ii) below.

         (III)    TRANSFERS.

                  (a)      Section 7 of the ISDA Form  shall not apply to Party A and,  subject  to Section
                  6(b)(ii) of the ISDA Form and Section 9(v) herein,  Party A may not transfer  (whether by way of security or  otherwise)  any  interest or  obligation  in or under this  Agreement without  the prior  written  consent  of Party B and  Party A has  satisfied  The  Rating
                  Agency  Condition  with  respect to S&P.  Any  transfer  pursuant  to this  Section  will require  that  the  transferee  enter  into a  Regulation  AB  indemnification  agreement substantially similar to the one previously entered into by Party A.

                  (b)      Subject to Section  9(v) below,  Party A may (at its own cost)  transfer  all or substantially  all of its rights and  obligations  with respect to this  Agreement to any other entity (a  "TRANSFEREE")  that is an Eligible  Replacement,  provided  that Party B shall  determine in its sole  discretion  in  accordance  with the Pooling and  Servicing
                  Agreement,  acting  in a  commercially  reasonable  manner,  whether  or  not a  transfer relates  to all or  substantially  all of Party A's  rights  and  obligations  under this
                  Agreement  and Party A has satisfied  The Rating  Agency  Condition  with respect to S&P.
                  Following  such  transfer,  all references to Party A shall be deemed to be references to the Transferee.

                  (c)      If an entity has made a Firm Offer (which  remains  capable of becoming  legally binding upon  acceptance)  to be the  transferee  of a transfer to be made in  accordance with (ii) above and Party A has  satisfied The Rating  Agency  Condition  with respect to
                  S&P,  Party B shall  (at  Party  A's  cost)  at  Party  A's  written  request,  take  any reasonable  steps  required to be taken by it to effect such transfer  provided that such steps shall be in accordance with the Pooling and Servicing Agreement.

         (IV)     TAX.  Notwithstanding  the  definition of  "Indemnifiable  Tax" in Section 14 of the ISDA
Form,  in  relation  to  payments  by Party A, any Tax shall be an  Indemnifiable  Tax and,  in relation to payments by Party B, no Tax shall be an Indemnifiable Tax.

         (V)      RATING  AGENCY  NOTIFICATIONS.  Notwithstanding  any other  provision of this  Agreement, this Agreement shall not be amended,  no Early  Termination  Date shall be effectively  designated by Party
B, and no transfer of any rights or obligations  under this Agreement  shall be made (other than a transfer of all of Party A's rights and  obligations  with  respect to this  Agreement  in  accordance  with Section
9(ii)  above)  unless  Moody's  has been given  prior  written  notice of such  amendment,  designation  or transfer.

10.      ADDITIONAL TERMINATION EVENTS.

(a)      A Ratings  Event or a S&P Required  Rating  Downgrade  occurs as set forth in Section 9 hereof and
                  Party A fails to satisfy the  requirements  set forth in Section 9 hereof.  Party A shall be the sole Affected Party.

11.      NON-PETITION.

         Party A hereby  irrevocably  and  unconditionally  agrees that it will not institute  against,  or join any other person in  instituting  against or cause any other person to institute  against Party B, any bankruptcy,  reorganization,  arrangement,  insolvency,  or similar proceeding under the laws of the United
States,  or any other  jurisdiction  for the  non-payment  of any amount due  hereunder or any other reason until the payment in full of the certificates  issued by Party B under the Pooling and Servicing  Agreement and the  expiration  of a period  of one year plus ten days  (or,  if  longer,  the  applicable  preference period) following such payment.

12.      TAX REPRESENTATIONS.

(a)      Payer Representations.  For the purpose of Section 3(e) of the ISDA Form, Party A and Party B
will make the following representations:

         It is  not  required  by  any  applicable  law,  as  modified  by the  practice  of  any  relevant
         governmental  revenue  authority,   of  any  Relevant   Jurisdiction  to  make  any  deduction  or
         withholding  for or on account of any Tax from any payment  (other  than  interest  under  Section
         2(e),  6(d)(ii)  or  6(e)  of the  Agreement)  to be  made  by it to the  other  party  under  the
         Agreement.  In making this representation, it may rely on:

(i)      the accuracy of any representations made by the other party pursuant to Section 3(f) of the
         Agreement;

(ii)     the satisfaction of the agreement contained in Section 4(a)(iii) of the Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section
         4(a)(iii) of the Agreement; and

(iii)    the satisfaction of the agreement of the other party contained in Section 4(d) of the Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause
         (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)      Payee  Representations.  For the  purpose of Section  3(f) of the  Agreement,  each of Party A and
Party B make the following representations.

         The following representation will apply to Party A:

         Party A is a national banking association organized under the federal laws of the United States and its U.S. taxpayer identification number is 20-1177241.

          The following representation will apply to Party B:

         LaSalle Bank National Association is the Trustee under the Pooling and Servicing Agreement.

13.      NON-RECOURSE PROVISIONS.

         Notwithstanding anything to the contrary contained herein, none of Party B or any of its officers, directors, or shareholders (the "Non-recourse Parties") shall be personally liable for the payment by or on behalf of the  RAAC Series 2007-SP2 Trust hereunder, and Party A shall be limited to a proceeding against the Collateral or against any other third party other than the Non-recourse Parties, and Party A shall not have the right to proceed directly against the RAAC Series 2007-SP2  Trust for the satisfaction of any monetary claim against the Non-recourse Parties or for any deficiency judgment remaining after foreclosure of any property included in such Collateral and following the realization of the Collateral, any claims of Party A shall be extinguished.

14.      DOCUMENTS TO BE DELIVERED.  For the purpose of Section 4(a)(i) and 4(a)(iii):

(1)        Tax forms, documents, or certificates to be delivered are:

---------------------------------------- -------------------------------- -----------------------------------------------
PARTY REQUIRED TO DELIVER DOCUMENT       FORM/DOCUMENT/                   DATE BY WHICH TO BE DELIVERED
                                         CERTIFICATE
---------------------------------------- -------------------------------- -----------------------------------------------
---------------------------------------- -------------------------------- -----------------------------------------------
Party A and                              Any document required or         Promptly after the earlier of (i) reasonable
Party B                                  reasonably requested to allow    demand by either party or (ii) learning that
                                         the other party to make          such form or document is required.
                                         payments under this Agreement
                                         without any deduction or
                                         withholding for or on the
                                         account of any Tax or with
                                         such deduction or withholding
                                         at a reduced rate.
---------------------------------------- -------------------------------- -----------------------------------------------

(2)        Other documents to be delivered (unless publicly available) are:

----------------------------- --------------------------------- ------------------------------- ------------------------
PARTY REQUIRED TO DELIVER     FORM/DOCUMENT/                    DATE BY WHICH TO BE DELIVERED   COVERED BY SECTION
DOCUMENT                      CERTIFICATE                                                       3(D) REPRESENTATION
----------------------------- --------------------------------- ------------------------------- ------------------------
----------------------------- --------------------------------- ------------------------------- ------------------------
Party A and Party B           Any documents to evidence the     Upon the execution and                    Yes
                              authority of the delivering       delivery of this Agreement
                              party for it to execute and       and such Confirmation.
                              deliver this Confirmation.
----------------------------- --------------------------------- ------------------------------- ------------------------
----------------------------- --------------------------------- ------------------------------- ------------------------
Party A and Party B           A certificate of an authorized    Upon the execution and                    Yes
                              officer of the party, as to the   delivery of this Confirmation.
                              incumbency and authority of the
                              respective officers of the
                              party signing this Confirmation.

----------------------------- --------------------------------- ------------------------------- ------------------------
----------------------------- --------------------------------- ------------------------------- ------------------------
Party A                       Legal opinion(s) with respect     Within 5 Local Business Days              No
                              to such party and its Credit      of execution hereof.
                              Support Provider, if any, for
                              it, reasonably satisfactory in
                              form and substance to the other
                              party relating to the
                              enforceability of the party's
                              obligations under this
                              Agreement.
----------------------------- --------------------------------- ------------------------------- ------------------------
----------------------------- --------------------------------- ------------------------------- ------------------------

Party A                       Annual Financial Statements of    Promptly upon request made by             Yes
                              Party A as set forth in Party     Party B.
                              A's Call Report.
----------------------------- --------------------------------- ------------------------------- ------------------------
----------------------------- --------------------------------- ------------------------------- ------------------------
Party B                       Each other report or other        Promptly upon request by                  No
                              document required to be           Party A, or with respect to
                              delivered by or to Party B        any particular type of report
                              under the terms of the Pooling    or other document as to which
                              and Servicing Agreement, other    Party A has previously made
                              than those required to be         request to receive all
                              delivered directly by the         reports or documents of that
                              Trustee to Party A thereunder.    type, promptly upon delivery
                                                                or receipt of such report or
                                                                document by Party B and
                                                                delivery shall be satisfied
                                                                by posting such report on
                                                                Party B's website
                                                                http://www.etrustee.net
----------------------------- --------------------------------- ------------------------------- ------------------------

15.      WAIVER OF RIGHT TO TRIAL BY JURY.

         EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY
LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS TRANSACTION.

16.      ELIGIBLE CONTRACT PARTICIPANT.

         Each party represents to the other party that it is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act, as amended.

17.      NOTICE BY FACSIMILE TRANSMISSION.

         Section 12(a) of the ISDA Form is hereby amended by deleting the parenthetical "(except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system)."

18.  LIMITATION  ON EVENTS OF DEFAULT.  Notwithstanding  the terms of  Sections 5 and 6 of the ISDA Form,  if at any time and so long as Party B has satisfied in full all its payment  obligations  under Section  2(a)(i)
of the ISDA Form and has at the time no future payment  obligations,  whether  absolute or contingent,  under such Section,  then unless Party A is required  pursuant to  appropriate  proceedings to return to Party B or otherwise  returns to Party B upon demand of Party B any portion of any such payment,  (a) the  occurrence of an event  described in Section 5(a) of the ISDA Form with  respect to Party B shall not  constitute  an Event of Default or Potential  Event of Default with respect to Party B as  Defaulting  Party and (b) Party A shall be entitled to designate an Early  Termination  Date  pursuant to Section 6 of the ISDA Form only as a result of the occurrence of a Termination  Event set forth in either Section  5(b)(i) with respect to either Party A or Party B as the Affected Party.

This  Agreement  may be executed in several  counterparts,  each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

We are very  pleased to have  executed  this  Transaction  with you and we look forward to  completing  other transactions with you in the near future.

Very truly yours,

HSBC BANK USA, NATIONAL ASSOCIATION

By:      /s/ Charleen Collins
         Name: Charleen Collins
         Title: Vice President

By:      /s/ Tiffany Moncrieffe
         Name: Tiffany Moncrieffe
         Title:  Assistant Vice President

Confirmed as of the date above:

RAAC SERIES 2007-SP3 TRUST

By:      LaSalle Bank National Association not in its individual capacity but solely in its capacity as Trustee for the benefit of the RAAC Series 2007-SP3
          Trust

By:      /s/ Susan L. Feld
         Name: Susan L. Feld
         Title:   Vice President

Reference Number: 487444HN/DRAFT
17411076

                                                SCHEDULE A

With respect to calculating a Floating Amount for any Calculation Period falling within the periods set forth below, the Notional Amount shall be the amount set forth opposite the relevant period and underneath the caption Notional Amount, as follows:

------------------------------------------------------------ -------------------- ------------
                For the Calculation Periods                    Notional Amount    Party A
                                                                                  Cap Rate:
------------------------------------------------------------ -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
     From and including:           To but excluding the            in USD:
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
           The Effective Date             November 25, 2007         1,274,897.32      5.8510%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
            November 25, 2007             December 25, 2007         2,642,623.55      5.8620%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
            December 25, 2007              January 25, 2008         4,064,131.16      5.5380%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
             January 25, 2008             February 25, 2008         5,524,396.79      5.4430%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
            February 25, 2008                March 25, 2008         6,961,144.15      5.2120%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
               March 25, 2008                April 25, 2008         8,315,904.81      5.0840%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
               April 25, 2008                  May 25, 2008         9,553,593.41      4.9390%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
                 May 25, 2008                 June 25, 2008        10,731,805.12      4.8210%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
                June 25, 2008                 July 25, 2008        11,713,761.67      4.8770%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
                July 25, 2008               August 25, 2008        12,705,474.76      4.8200%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
              August 25, 2008            September 25, 2008        13,616,808.84      4.7760%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
           September 25, 2008              October 25, 2008        14,440,899.91      4.7380%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
             October 25, 2008             November 25, 2008        15,236,568.91      4.7040%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
            November 25, 2008             December 25, 2008        16,018,389.15      4.6770%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
            December 25, 2008              January 25, 2009        16,445,654.98      4.6580%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
             January 25, 2009             February 25, 2009        15,186,215.84      4.6470%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
            February 25, 2009                March 25, 2009        10,647,672.45      4.6430%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
               March 25, 2009                April 25, 2009        10,335,228.11      4.6460%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
               April 25, 2009                  May 25, 2009        10,631,273.39      4.6560%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
                 May 25, 2009                 June 25, 2009        10,817,891.09      4.6720%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
                June 25, 2009                 July 25, 2009        10,867,707.61      4.6950%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
                July 25, 2009               August 25, 2009        10,955,366.75      4.7230%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
              August 25, 2009            September 25, 2009        11,023,188.00      4.7560%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
           September 25, 2009              October 25, 2009        10,895,841.49      4.7940%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
             October 25, 2009             November 25, 2009        10,933,016.93      4.8340%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
            November 25, 2009             December 25, 2009        10,767,044.06      4.8750%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
            December 25, 2009              January 25, 2010        10,559,206.57      4.9160%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
             January 25, 2010             February 25, 2010         8,884,357.09      4.9560%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
            February 25, 2010                March 25, 2010         7,341,574.89      4.9940%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
               March 25, 2010                April 25, 2010         7,316,492.19      5.0300%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
               April 25, 2010                  May 25, 2010         7,267,296.79      5.0630%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
                 May 25, 2010                 June 25, 2010         7,277,870.75      5.0910%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
                June 25, 2010                 July 25, 2010         7,264,201.36      5.1150%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
                July 25, 2010               August 25, 2010         7,250,978.59      5.1330%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
              August 25, 2010            September 25, 2010         7,244,691.28      5.1440%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
           September 25, 2010              October 25, 2010         7,233,301.35      5.1500%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
             October 25, 2010             November 25, 2010         7,217,123.36      5.1550%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
            November 25, 2010             December 25, 2010         7,196,535.36      5.1610%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
            December 25, 2010              January 25, 2011         7,154,697.12      5.1680%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
             January 25, 2011             February 25, 2011         7,126,306.46      5.1760%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
            February 25, 2011                March 25, 2011         7,094,218.74      5.1860%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
               March 25, 2011                April 25, 2011         7,058,677.43      5.1970%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
               April 25, 2011                  May 25, 2011         7,019,913.78      5.2100%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
                 May 25, 2011                 June 25, 2011         6,978,147.27      5.2240%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
                June 25, 2011                 July 25, 2011         6,910,620.41      5.2410%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
                July 25, 2011               August 25, 2011         6,842,705.42      5.2590%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
              August 25, 2011            September 25, 2011         6,771,535.82      5.2800%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
           September 25, 2011              October 25, 2011         6,721,349.55      5.3020%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
             October 25, 2011             November 25, 2011         6,634,951.19      5.3240%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
            November 25, 2011             December 25, 2011         6,509,051.92      5.3450%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
            December 25, 2011              January 25, 2012         6,145,070.64      5.3640%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
             January 25, 2012             February 25, 2012         5,596,186.42      5.3820%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
            February 25, 2012                March 25, 2012         5,411,115.75      5.3990%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
               March 25, 2012                April 25, 2012         5,348,193.06      5.4130%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
               April 25, 2012                  May 25, 2012         5,313,680.92      5.4260%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
                 May 25, 2012                 June 25, 2012         5,277,613.41      5.4370%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
                June 25, 2012                 July 25, 2012         5,240,055.16      5.4460%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
                July 25, 2012               August 25, 2012         5,201,122.92      5.4520%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
              August 25, 2012            September 25, 2012         5,160,906.01      5.4560%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
           September 25, 2012              October 25, 2012         5,119,490.24      5.4580%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
             October 25, 2012             November 25, 2012         5,076,951.38      5.4600%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
            November 25, 2012             December 25, 2012         5,033,374.35      5.4630%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
            December 25, 2012              January 25, 2013         4,988,835.09      5.4670%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
             January 25, 2013             February 25, 2013         4,943,406.54      5.4710%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
            February 25, 2013                March 25, 2013         4,897,158.67      5.4760%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
               March 25, 2013                April 25, 2013         4,850,158.48      5.4830%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
               April 25, 2013                  May 25, 2013         4,802,470.32      5.4900%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
                 May 25, 2013                 June 25, 2013         4,754,155.77      5.4980%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
                June 25, 2013                 July 25, 2013         4,705,273.87      5.5080%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
                July 25, 2013               August 25, 2013         4,655,799.28      5.5190%
------------------------------ ----------------------------- -------------------- ------------
------------------------------ ----------------------------- -------------------- ------------
              August 25, 2013          The Termination Date         4,605,857.26      5.5310%
------------------------------ ----------------------------- -------------------- ------------

* All dates listed above (with the exception of the Effective Date) are subject to adjustment in accordance with the Following Business Day Convention